UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2016

UNITED COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Indiana	0-54876	80-0694246
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

92 Walnut Street, Lawrenceburg, Indiana 47025

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 537-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of stockholders of United Community Bancorp (the “Company”) was held on December 8, 2016.

(b)	The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders was as follows:

1.	The following individuals were elected as directors, for the term reflected below, by the following vote.

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES

For a term of three years:

Elmer G. McLaughlin	2,448,792	493,621	836,804
John L. Sutton, Jr.	1,966,064	976,349	836,804

2.	The appointment of Clark, Schafer, Hackett & Co. as the independent registered public accounting firm for the fiscal year ending June 30, 2017 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN

3,763,171	10,736	5,310

There were no broker non-votes on the proposal.

3.	An advisory vote was taken on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the annual meeting of stockholders and the vote was as follows:

FOR	AGAINST	ABSTAIN

2,389,788	416,316	136,310

There were 836,803 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: December 13, 2016	By:	/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
President and Chief Executive Officer